Exhibit 99.1

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
Forward-Looking & Non-GAAP Financial Measures
2
Forward-Looking Statements
This presentation may contain forward-looking statements. They will be based upon management's current expectations and will involve certain risks and uncertainties. Actual results may differ materially from those contemplated by the forward looking statements due to, among others, the following factors: the success of the Company’s principal product lines; the results of ongoing investigations by the United States Department of Justice and the United States Securities and Exchange Commission; the ability to successfully implement new technologies; the Company’s ability to sustain sales and earnings growth; the Company’s success in achieving timely approval or clearance of its products with domestic and foreign regulatory entities; the impact to the business as a result of compliance with federal, state and foreign governmental regulations and with the Corporate Integrity Agreement; the impact to the business as a result of the economic downturn in both foreign and domestic markets; the possible enactment of federal or state health care reform; the impact of anticipated changes in the musculoskeletal industry and the ability of the Company to react to and capitalize on those changes; the ability of the Company to successfully implement its desired cost-saving initiatives; the success of the Company’s transition of certain manufacturing operations to China; the ability of the Company’s customers to receive adequate levels of reimbursement from third-party payors; the Company’s ability to maintain its existing intellectual property rights and obtain future intellectual property rights; the Company’s ability to retain existing independent sales agents for its products; and other factors set forth in the Company’s filings with the SEC, including the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q. The inclusion of a forward-looking statement herein should not be regarded as a representation by the
Company that the Company’s objectives will be achieved. The Company undertakes no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Accordingly, the reader is cautioned not to place undue reliance on forward-looking statements which speak only as of the date on which they were made.

Non-GAAP Financial Measures
This presentation contains the use of non-GAAP financial measures, such as net sales excluding dental sales and/or the impact of foreign currency (constant currency), operating income as adjusted, net income as adjusted, free cash flow, unlevered free cash flow, net debt, Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Adjusted EBITDA (as defined by our bank agreement, the method to calculate this is likely to be different from methods used by other companies).  These non-GAAP measures are not in accordance with, or an alternative for, generally accepted accounting principles in the United States.  Biomet management believes that these non-GAAP measures provide useful information to investors; however, this additional non-GAAP financial information is not meant to be considered in isolation or as a substitute for financial information prepared in accordance with
GAAP.  Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP measures are included on the
Biomet website at Biomet.com.

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
Contents
3
Company Profile
Progress Against Initial Priorities -
March 2007
Business Performance Highlights
Current Priorities

Summary Business Overview
Summary Business Overview
7,000+ team members
3,000+ sales representatives
900+ new products introduced
FY 2000 – 2009
Operations in 50+ locations
Products distributed in ~90 countries
Eight strategic business units
Joint
Reconstructive
63%
Spine
9%
Other
(sports med +)
8%
Fixation
9%
Dental
11%
4
Company Profile
Asia-Pac/ROW
11%
United States
61%
Europe
28%
FY 2009 Revenues FY 2009 Revenues
by Product Segment by Product Segment
$2.5B $2.5B
FY 2009 Revenues FY 2009 Revenues
by Geography by Geography
$2.5B $2.5B

5

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
Initial Priorities:  March 2007
Strengthen management team, especially in selected functions
Stabilize U.S. Orthopaedic distribution; establish stand-alone SBU
Turn around Biomet Trauma & Biomet Spine
Establish momentum on Value Creation Program
Maintain culture while developing infrastructure and managing change
6

Recruited 10+ top tier new executives to complement long-tenured members of management team
Senior team now filled out with strong operating expertise
Jeff Binder, CEO Dan Florin, CFO Maggie Anderson, Pres. of
3iFormerly, TPG Operations
Glen Kashuba,
Pres. of Trauma & Spine
Robin Barney,
SVP, Operating Systems
Jon Serbousek,
Pres. of U.S. Orthopaedics
Formerly, Abbott Laboratories
and DePuy Orthopaedics
(Johnson & Johnson)
Formerly, Boston Scientific
Group
Formerly, Cordis Endovascular
(Johnson & Johnson)
Formerly, DePuy Orthopedics
(Johnson & Johnson)
Formerly, Medtronic
New Additions
7
Priority 1:  Strengthen Management Team

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
U.S. Hip/Knee Growth Rates by Calendar Quarter*
Fended off significant competitive threat and re-established sales momentum
Priority 2:  Stabilize U.S. Ortho Distribution and Establish SBU
BIOMET 10.8% 10.6% 8.8% 9.0% 4.9% 7.5% 12.2% 12.1% 17.1% 9.0% 15.3% 11.3% 10.9% 10.4% 7.1% 9.5%
MARKET 6.9% 6.5% 9.0% 10.0% 10.0% 9.9% 10.3% 11.5% 7.3% 8.2% 8.9% 6.6% 4.5% 4.4% 5.5%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
18.0%
Q1'06 Q2'06 Q3'06 Q4'06 Q1'07 Q2'07 Q3'07 Q4'07 Q1'08 Q2'08 Q3'08 Q4'08 Q1'09 Q2'09 Q3'09 Q4'09
BIOMET MARKET
8
*Based on internal estimates; Biomet data from corresponding fiscal quarters

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q
Transaction
Announced
Transaction
Closed
Overhauled management team
Fixed systems issues
Created focused sales forces
around spine and trauma
Developed tools to improve sales
force metrics and effectiveness
Revamped new product
development processes
Improved surgeon education
programs
KEY INITIATIVES Quarterly Sales
Progress in Fiscal 2008, 2009 and H1 2010
2006 2007 2008 2005 2009
9
Priority 3:  Turn Around U.S. Trauma and Spine
Stabilization and return to growth has been led by spine, but trauma turnaround lags
2010

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
Savings v. Fiscal 2007 Baseline
Plant Optimization and Offshoring
Strategic Sourcing
Labor Productivity / Lean
Value Creation (VC) Estimates
$7.9
$9.8
$22.6
$28.7
$44.8
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
2008 Goal 2008
Actual
2009 Goal 2009
Actual
2010 Goal
$14.6
$15.5
$26.6
$30.7
$34.0
$10
$15
$20
$25
$30
$35
$40
2008
Goal
2008
Actual
2009
Goal
2009
Actual
2010
Goal
$6.3
$7.0
$11.0
$16.9
$5
$10
$15
$20
2008
Goal
2008
Actual
2009
Goal
2009
Actual
2010
Goal
1 1 2 2
3 3 4 4
FY’08 FY’09A FY’10 Goal
Est. Cash Savings            $15M – 20M             $76M         $101M
VC Program Costs                 $10M                 $  8M     $  10M
Cap Ex                                   $  4M                  $23M               $    5M
EBITDA Benefit Estimate     $  8M                 $26M $  53M
$22.1
10
Priority 4:  Establish Momentum on Value Creation

11

H1 FY ’10 Growth FY 2009 Growth FY 2009 Growth FY 2008 Growth FY 2008 Growth
Note: Rates exclude U.S. instrument sales; 2007 reflects “as previously reported” with month lag reporting for OUS locations
Recon Ex-Dental             8% 13% 12% 9%
Dental                              12% 13%   (6%) (7%)
Recon                                     9% 13% 9% 7%
Fixation                              (11%) 0% 4% (1%)
Spine                                     (8%) 0% 7% 11%
Other                                    (1%) 6% 7% 8%
Total                                       3% 10% 8% 6%
12
Growth has rebounded from FY’07 levels, driven by core orthopedics business off-setting dental headwind
Sales Growth by Product Segment at Constant Currency
FY 2007 Growth FY 2007 Growth
Total Ex-Dental 3% 9% 10% 8%

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
Fended off significant competitive threat and re-established sales momentum
U.S. Hip/Knee Growth Rates by Calendar
Quarter*
BIOMET 4.9% 7.5% 12.2% 12.1% 17.1% 9.0% 15.3% 11.3% 10.9% 10.4% 7.1% 9.5%
MARKET 10.0% 9.9% 10.3% 11.5% 7.3% 8.2% 8.9% 6.6% 4.5% 4.4% 5.5%
Biomet’s U.S. Hip/Knee Market Share Growth*
*Based on internal estimates; Biomet data from corresponding fiscal quarters
13
10.5%
11.3%
11.0%
11.8%
14.4%
13.3%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
U.S. Hips U.S. Knees U.S. Hips/Knees
QE 03/31/07 QE 09/30/09
+1.3% +3.1% +2.3%
U.S. Orthopaedics Performance vs. Market

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
Sales Force Effectiveness
o Commission structure change to
incentivize growth
o
Enhanced metrics focused on local
share and growth
Marketing
o Direct to patient where appropriate
o
Pricing discipline with focus on
protecting premium brands
New Product Development
o Overhaul of process from portfolio
decisions through execution
o
Momentum through DPA
o
Emphasis on maintaining innovation
and productivity culture
A
B
C
D
E
G
H
I
J
K
L
M
N
O
P
R
S
T
U
V
W
X
Y
Z
AA
CC
DD
EE
FF
GG
HH
II
JJ
KK
LL
MM
NN
OO
PP
QQ
RR
SS
TT
UU
VV
WW
XX
-40
-30
-20
-10
0
10
20
30
40
50
-100 -80 -60 -40 -20 0 20 40 60 80 100
Basis Pts Above/Below Average Market Share
Q
F
B
B
14
U.S. Orthopaedics: Key Initiatives Driving Performance

Sources:
Total hip: Rasanan
P., et al., Acta
Orthop., February, 2007.
Total knee: Losina
E., et al., Arch Intern Med., June 22, 2009.
Cost-effectiveness threshold: World Health Organization CHOICE Project;
Braithwaite RS, et al., Medical Care, April, 2008
15
Cost/Quality-adjusted life year (QALY)
$0
$20,000
$40,000
$60,000
$80,000
$100,000
Total hip Total knee Cost-effective (WHO)
$9,200
$18,300
$91,318

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
Biomet has gained share since 2007 and would have moved to 3 rd
place
if not for Smith & Nephew acquisition of Plus
EU Market Share Positions
CY 2007 vs. H1 CY 2009
16
Biomet Europe Performance vs. Market
Data based on Company estimates
-2.0%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
CY 2007 CY 2008
Jan
-
Nov'09
6.6%
4.5%
-0.2%
6.0%
10.1%
4.7%
EU HIP MARKET GROWTH B IOMET EUROPE HIP SALES GROWTH
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
CY 2007 CY 2008 Jan
-
Nov'09
8.5%
5.9%
1.4%
11.1%
11.4%
9.9%
EU KNEE MARKET GROWTH
POSITION TOTAL HIPS KNEES BONE CEMENT
1
Zimmer Zimmer Zimmer Biomet
2 Depuy Depuy Depuy Depuy
3
Stryker Stryker Smith&Nephew Stryker
4
Smith&Nephew Smith&Nephew Stryker Zimmer
5 Biomet Biomet Biomet Smith&Nephew
6
Aesculap Aesculap Aesculap WrightMedical
7
WrightMedical WrightMedical WrightMedical Aesculap
COMPANY RANKING (Jan-Dec 2007)
B IOMET EUROPE KNEE SALES GROWTH
POSITION TOTAL HIPS KNEES BONE CEMENT
1
Zimmer Zimmer Zimmer Biomet
2
Depuy Depuy Depuy Depuy
3
SmithNephew Stryker SmithNephew Stryker
4
Biomet SmithNephew Biomet Zimmer
5
Stryker Biomet Stryker SmithNephew
6
Aesculap Aesculap Aesculap WrightMedical
7
WrightMedical WrightMedical WrightMedical Corin
COMPANY RANKING (Jan-Jun 2009)

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
$-
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$137.1
$156.4
Primarily includes Canada, South America, Mexico and the Pacific Rim
$-
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
$205.0
$241.2
264.5
17
International Sales at Constant Currency Growth Rates
In Millions
FY’07 FY’08 FY’09
13% 12% 8%
H1 FY’09 H1 FY’10
Fiscal Years 2007 - 2009 H1 FY 2009 vs. H1 FY
2010
Y/Y Constant Currency Growth Rates

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
Stabilization and return to growth has been led by spine, but trauma turnaround lags
By Fiscal Quarter, Q1’07 – Q2’10
18
U.S. Spine and Fixation Sales Growth Trends

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
(15%)
(10%)
(5%)
0%
5%
10%
15%
20%
25%
CY 03 CY 04 CY 05 CY 06 CY 07 CY 08 CY 09E
DENTAL IMPLANT MARKET
(Constant Currency Sales Growth)
QUARTERLY SALES GROWTH
Constant-Currency, Based on Calendar Quarters (with Biomet ‘s Corresponding Fiscal
Quarters)
Source: Bank of America, 27-Jul-09
Biomet 3i:  Industry Headwinds
After years of double-digit growth, 3i and dental industry facing significant economic headwinds
19
16%
(1%)
2%
(10%)
(13%)(13%)
(5%)
(2%)
(5%)
(15%)
(9%)
(8%)
23%
9%
4%
2%
(8%)
(1%)
6%
1%
(10%)
(11%)
(12%)
(6%)
Q2 2008 Q3 2008 Q4 2008 Q1 2009 Q2 2009 Q3 2009
Biomet 3i Nobel Straumann Zimmer

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
Source:  MRG, idata; team estimates
1,320
17
7
1
0
20
40
60
80
100
120
140
160
180
200
220
240
260
Implants / 10k People
54
57
63
87
168
107
192
133
255
145
44
18 25 35
39
France
US
Brazil Ben-
elux
Germ-
any
Italy
Swed-
en
KOREA Switz. Spain China Mex-
ico
Poland Russia UK Argen-
tina
Aust-
ralia
Japan
Population (M)
49
Implant Penetration (2008, Implants per 10k People)
Highest Penetration: S. Korea
58 40 8
9 82 27 190 64 301 127 20 40 61 109
Median Penetration:
57 implants per 10k People
Mkt size (k units)
1,248 1,114 678 110 120 885 239 1,200 365 1,641 563 80 143 151 78 70
141
258
38
65
20
Several Large Markets (including the U.S.) Still Have Low Penetration
Dental Implant Market Growth Drivers

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
FY'07 FY'08 FY'09
Sales
$2,108.4 $2,383.3 $2,504.1
Y/Y Growth @ Constant Currency 4.1% 9.1% 8.2%
Gross Profit
1,491.9         1,683.6         1,792.9
Percentage of Sales 70.8% 70.6% 71.6%
Total SG&A
786.1            890.9            920.6
Percentage of Sales 37.3% 37.4% 36.8%
R&D
92.1              89.8              89.9
Percentage of Sales 4.4% 3.8% 3.6%
Income from Operations
613.7            702.4            781.5
Percentage of Sales 29.1% 29.5% 31.2%
Adjusted Net Income
$421.7 $107.4 $158.0
Effective Tax Rate 32.7% 39.2% 24.5%
Adjusted EBITDA
$719.1 $829.1 $926.4
Percentage of Sales 34.1% 34.8% 37.0%
Y/Y Increase
1.3% 15.4% 11.7%
21
Adjusted Net Income and Adjusted EBITDA reflect add-backs to GAAP results for non-cash amortization and stock comp expense, sponsor fees and other special charges
Fiscal 2007 – 2009 Adjusted Operating Results

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
22
Adjusted Net Income and Adjusted EBITDA reflect add-backs to GAAP results for non-cash amortization and stock comp expense, sponsor fees and other special charges
H1 Fiscal 2010 vs. H1 Fiscal 2009 Adjusted Operating Results
H1'10 H1'09 % vs. PY
Sales
$1,325.7 $1,249.8 6.1%
Gross Profit
951.1 892.9 6.5%
Percentage of Sales 71.7% 71.4%
Total SG&A
486.2 465.3 4.5%
Percentage of Sales 36.7% 37.2%
R&D
49.8 44.6 11.7%
Percentage of Sales 3.8% 3.6%
Income from Operations
413.2 383.0 7.9%
Percentage of Sales 31.2% 30.6%
Adjusted Net Income
$124.0 $50.0
Effective Tax Rate 25.5% 39.1%
Adjusted EBITDA
$495.7 $454.1 9.2%
Percentage of Sales 37.4% 36.3%

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
CAPITAL EXPENDITURES RECEIVABLE DAYS
INVENTORY TURNOVER, ADJUSTED
(1)
23
92
83
72
71
73
0
20
40
60
80
100
FY 2006 FY 2007 FY 2008 FY 2009 11/30/2009
1.15
1.14
1.30
1.34
1.37
0
0.5
1
1.5
FY 2006 FY 2007 FY 2008 FY 2009 11/30/2009
109
104
64
73
15
99
112
24
27
5.4%
6.7%
8.0%
7.4%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
16.0%
0
20
40
60
80
100
120
140
160
180
200
FY 2006 FY 2007 FY 2008 FY 2009
109
143
190
185
Balance Sheet & Cash Flow Data
(1)
See reconciliation of the cost of sales to exclude special items at www.biomet. com
Capex Instruments Placed Distributor Instrument Buybacks
As a % of Sales
Working Capital Initiatives
• Tax efficient global Supply Chain
• Receivables Management
• Centralized Treasury

Six Months Ended Six Months Ended
November 30, 2009 November 30, 2008
Unlevered Free Cash Flow (1) 224.9 $                                (2) 223.1 $
Cash Paid for Interest (257.1) $                               (277.1) $
Free Cash Flow (24.9) $                                 (45.3) $
Cash From Operations 81.1 $                                  47.6 $
In Millions, Unaudited
24
(1) Free cash flow (FCF) that does not take into account the interest payments required on outstanding debt.
Commonly used by companies that are highly leveraged to show how assets perform before interest.
(2) Amount includes a $53M legal settlement, as previously disclosed.
Free Cash Flow H1 Fiscal 2010 vs. H1 Fiscal 2009

$792
$968
Total Liquidity LTM EBITDA
7.7x
6.1x
At Transaction Close Today
LIQUIDITY
NET DEBT LEVERAGE RATIOS
(including projected run rate cost savings)
Flexible capital structure with significant liquidity
(1) As of November 30, 2009, as defined by our Credit Agreement
(1)
(1)
Significant progress in driving down the leverage
ratio since the LBO
No maintenance covenants
No material debt maturities until $750MM
revolver (largely undrawn today) in 2013
–
Remainder of debt maturities in 2015–2017
Significant available liquidity provides
operational and strategic  flexibility
Cash
Available Revolving
Borrowings
21%
$80
Cash Savings from
1 year PIK Toggle
25
Capital Structure
$118
$27
$990 $995
RRCS
Actual
LTM

26

Sustain above market growth globally in our core joint reconstructive product segments
Ensure pipeline is rich in short- and long-term growth drivers
Grow spine, sports medicine and biologics double digits; turn around trauma
Limit downside risk to 3i profitability and cash flow due to economic recession and invest in new products to drive long-term growth, while positioning for long-term growth upon recovery
Continue to drive efficiencies in our global operations and supply chain network
Continue to manage working capital aggressively to maximize cash flow generation
Retain key aspects of Biomet’s unique culture, while driving broad-based change and infusing new talent as required
27
Current Priorities

Biologics      Bracing    Microfixation Orthopaedics Osteobiologics Spine Sports Medicine Trauma 3i
E1 Antioxidant Infused
Technology Bearings
Vanguard Regenerex
Tibial Tray
Signature Personalized
Patient Care Program
Taperloc Microplasty
Hip Stem
28
Current Recently Launched Product Growth Drivers
Polaris
Deformity System
Encode
Complete System
ToggleLoc Femoral Fixation Device
with ZipLoop Technology

29
Pipeline Highlights
BioCue Platelet
Concentration System
IQ Intelligent
System
OrthoPak
Stimulation System
OptiLock VL Distal
Radius Plate System
JuggerKnot Suture
Anchor
OSSEOTITE II
Dental Implant
Arcos Modular Revision
Hip System
E1 Avantage
Hip Cup*
Signature System
for  Partial Knee
*Not available in the U.S.

CONSOLIDATED SALES
(Total Sales $ in Millions)
Extraordinary long-term track record of revenue growth through multiple industry and macro-economic cycles
10 Year CAGR
20 Year CAGR
11.7% 15.7%
30
Biomet Long-Term Track Record
$0
$500
$1,000
$1,500
$2,000
$2,500
1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009
Sales